                                                                    Exhibit 99.1

                         FORM 4 JOINT FILER INFORMATION

The following filers have designated Liberation Investment Group, LLC as the
"Designated Filer" for purposes of the attached Form 4:

Name:                      Liberation Investments, L.P.

Address:                   330 Madison Ave., 6th Floor
                           New York, NY 10017

Designated Filer:          Liberation Investment Group, LLC

Issuer and Ticker Symbol:  Bally Total Fitness Holding Corporation (BFT)

Date of Events
Requiring Signature:       August 14, 2006

Signature:                 Liberation Investment Group, LLC

                           By: /s/ Emanuel R. Pearlman
                               ------------------------------------------
                               Name:  Emanuel R. Pearlman
                               Title: General Manager, Chairman and Chief
                                      Executive Officer

Name:                      Liberation Investment Group, LLC

Address:                   330 Madison Ave., 6th Floor
                           New York, NY 10017

Designated Filer:          Liberation Investment Group, LLC

Issuer and Ticker Symbol:  Bally Total Fitness Holding Corporation (BFT)

Date of Events
Requiring Signature:       August 14, 2006

Signature:                 Emanuel R. Pearlman

                           By: /s/ Emanuel R. Pearlman
                               ------------------------------------------
                               Name:  Emanuel R. Pearlman
                               Title: General Manager, Chairman and Chief
                                      Executive Officer

Name:                      Liberations Investments Ltd.

Address:                   P.O. Box 31106 SMB Corp Centre
                           West Bay Road
                           Grand Cayman, Cayman Islands

Designated Filer:          Liberation Investment Group, LLC

Issuer and Ticker Symbol:  Bally Total Fitness Holding Corporation (BFT)

Date of Events
Requiring Signature:       August 14, 2006

Signature:                 Liberation Investment Group, LLC

                           By: /s/ Emanuel R. Pearlman
                               ------------------------------------------
                               Name:  Emanuel R. Pearlman
                               Title: General Manager, Chairman and Chief
                                      Executive Officer

Name:                      Emanuel R. Pearlman

Address:                   330 Madison Ave., 6th Floor
                           New York, NY 10017

Designated Filer:          Liberation Investment Group, LLC

Issuer and Ticker Symbol:  Bally Total Fitness Holding Corporation (BFT)

Date(s) of Events
Requiring Signature:       August 14, 2006

Signature:                 Emanuel R. Pearlman

                           By: /s/ Emanuel R. Pearlman
                               ------------------------------------------
                               Name:  Emanuel R. Pearlman